                                                                    Exhibit 4.5




                  CONSENT AND AMENDMENT TO SERIES 1996-2 SUPPLEMENT AND SECOND MASTER MOTOR VEHICLE LEASE AND SERVICING AGREEMENT, dated as of February 19, 1997 (this "Amendment"), among NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP, a special purpose Delaware limited partnership ("NFLP"), NATIONAL CAR RENTAL SYSTEM, INC., a Delaware corporation ("National"), THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as trustee (the "Trustee"), NATIONAL FLEET FUNDING CORPORATION, a Delaware corporation (the "Series 1996-2 Noteholder"), CREDIT SUISSE FIRST BOSTON (formerly Credit Suisse), a Swiss banking corporation acting through its New York Branch, as collateral agent (the "NFC Collateral Agent"), CITIBANK , N.A., a national banking association, as liquidity agent (the "Liquidity Agent"), and DEUTSCHE BANK AG, a German banking corporation acting through its New York branch ("Deutsche Bank"), GENERAL MOTORS CORPORATION, a Delaware corporation ("GM"), BONY, and CAISSE NATIONALE DE CREDIT AGRICOLE, a French banking corporation acting through its Chicago Branch (collectively with Deutsche Bank, GM and BONY, being the "Series 1996-2 Enhancement Providers").

                             PRELIMINARY STATEMENTS

                  WHEREAS, NFLP and the Trustee have entered into that certain Series 1996-2 Supplement, dated as of December 20, 1996 (the "Series 1996-2 Supplement"), to the Base Indenture, dated as of April 30, 1996 (said Base Indenture, as amended by the Supplement and Amendment to Base Indenture, dated as of December 20, 1996, and as supplemented by the Series 1996-2 Supplement, being the "Base Indenture"), creating the Floating Rate Rental Car Asset Backed Variable Funding Note, Series 1996-2 (the "Series 1996-2 Note"); and

                  WHEREAS, NFLP and National have entered into that certain Second Master Motor Vehicle Lease and Servicing Agreement, dated as of December 20, 1996 (the "Lease"), relating to the Series 1996-2 Note;

                  WHEREAS, National and NFLP have requested that the other parties hereto consent to the amendment of Section 17.1.6 of the Lease made by amending the definition of the term "Change of Control", contained in Section
2.2 of the Series 1996-2 Supplement, to permit the acquisition by Republic Industries, Inc., a Delaware corporation, of the beneficial ownership of all of the issued and outstanding shares of common stock, par value $.01 per share, of National and all of the issued and outstanding shares of Series A Preferred Stock, par value $.01 per share, of National; and such other parties are, on the terms and conditions set forth below, willing to grant such request;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree, upon the terms and subject to the conditions set forth below, as follows:

                  SECTION 1. Defined Terms. Capitalized terms used but not defined in this Amendment, including the preamble and the recitals (WHEREAS clauses) hereof, shall have the meanings assigned to such term in the Base Indenture.

                  SECTION 2. Amendment to Series 1996-2 Supplement. NFLP and the Trustee agree that the Series 1996-2 Supplement is, effective as of the time, and subject to the satisfaction of the conditions precedent, set forth in
Section 4 hereof, hereby amended by amending the definition of the term "Change of Control" contained in Section 2.2 to read as follows:

                  "'Change of Control' means (i) a transaction or series of transactions whereby any Person or group within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder (other than Republic Industries, Inc., a Delaware corporation ("Republic"), or an Affiliate of Republic) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
         Act), directly or indirectly, of securities of National (or other securities convertible into such securities) representing 40% of the combined voting power of all securities of National entitled to vote in the election of directors (a "Controlling Person") or (ii) at any time, a majority of National's directors are persons who were not (A) initially nominated by Republic or an Affiliate of Republic, or (B) successor directors whose nomination for election by the stockholders of National was approved by a vote of a majority of the directors then still in office. For this purpose, a Person shall not be a Controlling Person if such Person holds voting power in good faith and not for the purpose of circumventing the effect of the occurrence of a Change of Control as an agent, bank, broker, nominee, trustee, or holder of revocable proxies given in response to a solicitation pursuant to the Exchange Act, for one or more beneficial owners who do not individually, or, if they are a group acting in concert, as a group, have the voting power specified in the previous sentence."

                  SECTION 3. Consent of NFLP, National, Trustee, Series 1996-2 Noteholder, NFC Collateral Agent, Liquidity Agent and Series 1996-2 Enhancement Providers to Amendment of Series 1996-2 Supplement and Lease. Effective as of the time, and subject to the satisfaction of the conditions precedent, set forth in Section 4 hereof, each of NFLP, National, the Trustee, the Series 1996-2 Noteholder, the NFC Collateral Agent, the Liquidity

Agent and the Series 1996-2 Enhancement Providers hereby consents to (i) the amendment of the Lease effected by the amendment of Section 2.2 of the Series 1996-2 Supplement effected by Section 2 hereof, and (ii) such amendment of the Series 1996-2 Supplement effected by Section 2 hereof.

                  SECTION 4. Conditions of Effectiveness. This Amendment shall become effective simultaneously with the consummation of the Acquisition under and as defined in the Share Exchange Agreement dated as of January 5, 1997 among Republic Industries, Inc., National, Santa Anna Holdings, Inc. and Emerald Investors, L.L.C. when, and only when, the Trustee, the NFC Collateral Agent and the Liquidity Agent shall have received counterparts of this Amendment executed by NFLP, National, the Trustee, the NFC Collateral Agent, the Liquidity Agent, the Series 1996-2 Noteholder, and the Series 1996-2 Enhancement Providers, and counterparts of the Consent hereto executed by the Dealers and the Liquidity Lenders, and Sections 2 and 3 hereof shall become effective when, and only when,
(I) such Acquisition shall have been consummated (it being understood and agreed by the parties hereto that Sections 2 and 3 hereof shall become effective simultaneously with such consummation) and (II) the Trustee, the NFC Collateral Agent and the Liquidity Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated, or dated as of, the date hereof and in form and substance satisfactory to the Trustee, the NFC Collateral Agent and the Liquidity Agent:

                  (i) The written consent of the Rating Agencies to this Amendment or, as to any Rating Agency, the written confirmation by such Rating Agency that, upon giving effect to this Amendment, the Rating Agency Condition will be met with respect to such Rating Agency;

                  (ii) A certificate of the Secretary or an Assistant Secretary of each of the General Partner of NFLP, National and the Series 1996-2 Noteholder, certifying the names of the individual or individuals authorized to sign this Amendment, together with a sample of the true signature of each such individual; and

                  (iii) An opinion of counsel for NFLP, which counsel is acceptable to the Trustee, stating that the amendment of the Lease and the Series 1996-2 Supplement made by this Amendment does not affect any Noteholder other than the Series 1996-2 Noteholder (which opinion may, to the extent the same is based on any factual matter, rely upon an Officer's Certificate as to the truth of such factual matter).

                  SECTION 5. Reference to and Effect on the Related Documents.
(a) Upon the effectiveness of this Amendment, including Sections 2 and 3 hereof, each reference in the Series 1996-2 Supplement or the Lease to "this Supplement" or "this Agreement" or "this Lease", "hereunder", "hereof" or words of like import referring to the Series 1996-2 Supplement or the Lease, respectively, and each reference in the Lease, the Series 1996-2 Supplement or the other Related Documents to "the Series 1996-2 Supplement" or "the

Lease", "thereunder", "thereof" or words of like import referring to the Series 1996-2 Supplement or the Lease, shall mean and be a reference to the Series 1996-2 Supplement, or the Lease, in each case as amended hereby.

                  (b) Except as specifically amended above, the Base Indenture, the Series 1996-2 Supplement, the Lease and all other Related Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Base Indenture and all of the Collateral described therein do and shall continue to secure the payment of all NFLP Obligations to which such Collateral is applicable (giving effect to this Amendment).

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto under any of the Related Documents, nor constitute a waiver of any provision of any of the Related Documents.

                  SECTION 6. Costs and Expenses. NFLP agrees to pay on demand all reasonable costs and expenses of the Trustee, the Liquidity Agent and the NFC Collateral Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered under, or as contemplated by, Section 4 hereof, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trustee, the Liquidity Agent and the NFC Collateral Agent with respect thereto and with respect to advising the Trustee, the Liquidity Agent and the NFC Collateral Agent as to their respective rights and responsibilities hereunder and thereunder.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall constitute delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      NATIONAL CAR RENTAL FINANCING
                                      LIMITED PARTNERSHIP

                                      By:  NATIONAL CAR RENTAL
                                      FINANCING CORPORATION,
                                          its General Partner

                                      By: /s/ M.J. Becker
                                         ------------------------------
                                         Name: M.J. BECKER
                                         Title: TREASURER


                                      NATIONAL CAR RENTAL
                                      SYSTEM, INC.


                                      By: /s/ E.A. Zintek
                                         ------------------------------
                                         Name: E.A. ZINTEK
                                         Title: EVP


                                      THE BANK OF NEW YORK,
                                      as Trustee and as an A Support Credit
                                      Enhancer

                                      By: /s/ Richard Raffetto
                                         ------------------------------
                                         Name: RICHARD A. RAFFETTO
                                         Title: ASSISTANT VICE PRESIDENT

                                      NATIONAL FLEET FUNDING
                                      CORPORATION


                                      By  /s/ M.J. Becker
                                         ------------------------------
                                         Name: M.J. BECKER
                                         Title: TREASURER


                                      CREDIT SUISSE FIRST BOSTON (formerly
                                      Credit Suisse), NEW YORK BRANCH, as
                                      NFC Collateral Agent


                                      By  /s/ Roger W. Saylor
                                         ------------------------------
                                         Name: ROGER W. SAYLOR
                                         Title: ASSOCIATE


                                      By  /s/ Thomas G. Muoio
                                         ------------------------------
                                         Name: THOMAS G. MUOIO
                                         Title: ASSOCIATE


                                      CITIBANK, N.A., as Liquidity Agent


                                      By  /s/ Annette M. Marsula
                                         ------------------------------
                                         Name: ANNETTE M. MARSULA
                                         Title: SENIOR TRUST OFFICER


                                      DEUTSCHE BANK AG, as A Credit
                                      Enhancer and B Credit Enhancer


                                      By  /s/ Hans-Josef Thiele
                                         ------------------------------
                                         Name: Hans-Josef Thiele
                                         Title: Vice President


                                      By  /s/ Belinda Wheeler
                                         ------------------------------
                                         Name: Belinda Wheeler
                                         Title: Assistant Vice President

                                      GENERAL MOTORS CORPORATION,
                                      as an A Support Credit Enhancer


                                      By  /s/ Eric P. Plumb
                                         ------------------------------
                                         Name: Eric P. Plumb
                                         Title: Attorney-in-fact



                                      CAISSE NATIONALE DE CREDIT
                                      AGRICOLE, as B Support Credit
                                       Enhancer


                                      By  /s/ Katherine L. Abbott
                                         ------------------------------
                                         Name: KATHERINE L. ABBOTT
                                         Title: FIRST VICE PRESIDENT

                                     CONSENT

                          Dated as of February 19, 1997


                  Each of the undersigned, a Liquidity Lender under the Liquidity Agreement (as defined in the Series 1996-2 Supplement referred to in the foregoing Amendment) or a Dealer under the Dealer Agreement (as defined in said Series 1996-2 Supplement), as applicable, hereby consents to the foregoing Amendment, and hereby confirms and agrees that the Liquidity Agreement, the Dealer Agreement and each other Related Document to which it is a party, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Amendment, each reference in the Liquidity Agreement, the Dealer Agreement or such other Related Document to the Series 1996-2 Supplement or the Lease, "thereunder", "thereof" or words of like import shall mean and be a reference to the Series 1996-2 Supplement or the Lease as amended by the said Amendment.


                                Liquidity Lenders


                                       ABN AMRO BANK, N.V.


                                       By  /s/ Christine E. Holmes
                                         ------------------------------
                                         Name: CHRISTINE E. HOLMES
                                         Title: VICE PRESIDENT


                                       By  /s/ Angela Reitz
                                         ------------------------------
                                         Name: ANGELA REITZ
                                         Title: Vice President


                                       BANK AUSTRIA AKTIENGESELLSCHAFT


                                       By  /s/ Jeanine Ball
                                         ------------------------------
                                         Name: Jeanine Ball
                                         Title: Assistant Vice President
                                                Bank Austria


                                       By  /s/ J. Anthony Seay
                                         ------------------------------
                                         Name: J. Anthony Seay
                                         Title: Vice President
                                                Bank Austria

                                      BANK BRUSSELS LAMBERT,
                                      NEW YORK BRANCH


                                      By  /s/ John Kippax
                                         ------------------------------
                                         Name: John Kippax
                                         Title: Vice President & Manager


                                      By  /s/ Dominick H. J. Vangaever
                                         ------------------------------
                                         Name: Dominick H. J. Vangaever
                                         Title: Senior Vice President
                                                 Credit


                                      BANK OF IRELAND


                                      By  /s/ Niamh O'Flynn
                                         ------------------------------
                                         Name: NIAMH O'FLYNN
                                         Title: MANAGER


                                      By /s/ R.A. Wyer
                                         ------------------------------
                                         Name: R.A. Wyer
                                         Title:


                                      BANK OF MONTREAL


                                      By  /s/ Edward P. McGuire
                                         ------------------------------
                                         Name: EDWARD P. MCGUIRE
                                         Title: DIRECTOR


                                      THE BANK OF NEW YORK


                                      By: /s/ Richard Raffetto
                                         ------------------------------
                                         Name: Richard A. Raffetto
                                         Title: Assistant Vice President

                                      THE BANK OF NOVA SCOTIA


                                      By  /s/ F.C.H. Ashby
                                         ------------------------------
                                         Name: F.C.H. Ashby
                                         Title: Senior Manager Loan Operations


                                      THE BANK OF TOKYO-MITSUBISHI,
                                      LTD., CHICAGO BRANCH


                                      By  /s/ Jeffrey R. Arnold
                                         ------------------------------
                                         Name: Jeffrey R. Arnold
                                         Title: Vice President


                                      BANQUE ET CAISSE D'EPARGNE DE
                                      L'ETAT


                                      By  /s/ John Dhur
                                         ------------------------------
                                         Name: John DHUR
                                         Title: Sous-Directeur


                                      By  /s/ Carlo Matagne
                                         ------------------------------
                                         Name: Carlo MATAGNE
                                         Title: Chof ______ Servico
                                         Correspondent Banking



                                      BANQUE NATIONALE DE PARIS,
                                      CHICAGO BRANCH


                                      By  /s/ Arnaud Collin du Bocage
                                         ------------------------------
                                         Name: ARNAUD COLLIN du BOCAGE
                                         Title: Executive Vice President
                                                and General Manager

                                      BAYERISCHE HYPOTHEKEN-UND
                                      WECHSEL - BANK
                                      AKTIENGESELLSCHAFT, NEW YORK
                                      BRANCH


                                      By  /s/ R. Vogel
                                         ------------------------------
                                         Name: R. Vogel
                                         Title: A.T.


                                      By  /s/ R. G. Pankuch
                                         ------------------------------
                                         Name: R. G. Pankuch
                                         Title: F&P


                                      CAISSE NATIONALE DE CREDIT
                                      AGRICOLE


                                      By  /s/ Katherine L. Abbott
                                         ------------------------------
                                         Name: KATHERINE L. ABBOTT
                                         Title: FIRST VICE PRESIDENT


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE


                                      By  /s/ Kent Davis
                                         ------------------------------
                                         Name: Kent Davis
                                         Title: Authorized Signatory


                                      CITIBANK, N.A.


                                      By  /s/ Elizabeth A. Palermo
                                         ------------------------------
                                         Name: Elizabeth A. Palermo
                                         Title: Attorney-In-Fact

                                      COMMERZBANK AG,
                                      CHICAGO BRANCH


                                      By  /s/ Paul Karlin
                                         ------------------------------
                                         Name: PAUL KARLIN
                                         Title: Assistant Treasurer


                                      By /s/ Dr. Tollner
                                         ------------------------------
                                         Name: Dr. HELMUT R. TOLLNER
                                         Title: Executive Vice President


                                      CREDIT SUISSE FIRST BOSTON  (formerly
                                      Credit Suisse), NEW YORK BRANCH



                                      By  /s/ Roger W. Saylor
                                         ------------------------------
                                         Name: ROGER W. SAYLOR
                                         Title: ASSOCIATE


                                      By  /s/ Thomas G. Muoio
                                         ------------------------------
                                         Name: THOMAS G. MUOIO
                                         Title: ASSOCIATE

                                      DEN DANSKE BANK AKTIESELSKAB,
                                      NEW YORK BRANCH


                                      By  /s/ Stephen B. Shea
                                         -----------------------------
                                         Name: Stephen B. Shea
                                         Title: Vice President


                                      By  /s/ John A. O'Neill
                                         ------------------------------
                                         Name: JOHN A. O'NEILL
                                         Title: VICE PRESIDENT


                                      DRESDNER BANK AG, NEW YORK
                                      BRANCH AND GRAND CAYMAN
                                      BRANCH


                                      By  /s/ Christopher E. Sarisky
                                         ------------------------------
                                         Name: CHRISTOPHER E. SARISKY
                                         Title: Assistant Treasurer


                                      By  /s/ Thomas J. Nadramla
                                         ------------------------------
                                         Name: Thomas J. Nadramla
                                         Title: Vice President


                                      FIRST BANK NATIONAL
                                      ASSOCIATION


                                      By  /s/ Elliot J. Jaffee
                                         ------------------------------
                                         Name: Elliot J. Jaffee
                                         Title: Vice President

                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, CHICAGO BRANCH


                                      By  /s/ Hiroki Yamada
                                         ------------------------------
                                         Name: Hiroki Yamada
                                         Title: General Manager


                                      ING BARING (U.S.) CAPITAL
                                      MARKETS, INC.


                                      By  /s/ Michael Plunkett
                                         ------------------------------
                                         Name: Michael Plunkett
                                         Title: Vice President


                                      MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK


                                      By  /s/ Richard A. Burke
                                         ------------------------------
                                         Name: Richard A. Burke
                                         Title: Vice President


                                      NORDDEUTSCHE LANDESBANK
                                      GIROZENTRALE


                                      By  /s/ Stephen K. Hunter
                                         ------------------------------
                                         Name: Stephen K. Hunter
                                         Title: Senior Vice President


                                      By  /s/ Petra Frank-Witt
                                         ------------------------------
                                         Name: Petra Frank-Witt
                                         Title: VP


                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION


                                      By  /s/
                                         ------------------------------
                                         Name:
                                         Title:

                                      PNC BANK, NATIONAL
                                      ASSOCIATION


                                      By  /s/ Gregory T. Gaschler
                                         ------------------------------
                                         Name: Gregory T. Gaschler
                                         Title: Vice President


                                      THE SANWA BANK, LIMITED
                                      CHICAGO BRANCH


                                      By  /s/ Tomomi Omura
                                         ------------------------------
                                         Name: Tomomi Omura
                                         Title: Assistant General Manager


                                      THE SUMITOMO BANK,
                                      LIMITED


                                      By  /s/ H Iwami
                                         ------------------------------
                                         Name: Hiroyuki Iwami
                                         Title: Joint General Manager



                                      SVENSKA HANDELSBANKEN,
                                      NEW YORK BRANCH


                                      By  /s/
                                         ------------------------------
                                         Name:
                                         Title:


                                      By  /s/ Ralph C. Dabisio
                                         ------------------------------
                                         Name: Ralph C. Dabisio
                                         Title: Vice President

                                      UNITED STATES NATIONAL BANK
                                      OF OREGON


                                      By  /s/ Roger H. Weis
                                         ------------------------------
                                         Name: Roger H. Weis
                                         Title: Vice President


                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK
                                      BRANCH


                                      By  /s/ Michael F. McWalters
                                         ------------------------------
                                         Name: MICHAEL F. McWALTERS
                                         Title: MANAGING DIRECTOR


                                      By  /s/ C.D. Rockey
                                         ------------------------------
                                         Name: C.D. Rockey
                                         Title: Associate


                                  Dealers


                                      CREDIT SUISSE FIRST BOSTON
                                      CORPORATION (formerly CS First Boston
                                      Corporation), as a Dealer


                                      By  /s/ Bruce T Miller
                                         ------------------------------
                                         Name: Bruce T Miller
                                         Title: Director

                                       GOLDMAN, SACHS & CO. (successor
                                       organization to Goldman Sachs Money
                                       Markets, L.P.), as a Dealer


                                       By: /s/ John P. Heanue
                                         ------------------------------
                                         Name: John P. Heanue
                                         Title:  Authorized Signatory


                                       CITICORP SECURITIES, INC., as a Dealer


                                       By  /s/ J. Darrell Thomas
                                         ------------------------------
                                         Name: J. Darrell Thomas
                                         Title: Vice President